EXHIBIT 10.62(12)

MUNGUIA VIDAURRE CHAVEZ

Del portón del Hospital El Retiro 1 c al lago 1c arriba ½ c al lago

Telephones 2667102.- 2667602-2666803- Fax 2662329

RECEIPT

I’ve received from the Offices of Doctor LUIS CHAVEZ ESCOTO, photocopies of the Deed Number twenty two(22) of the Contract of Credit guaranteed with Mortgage and bond, authorized in the city of Managua at nine hours in morning on July twenty four year two thousand three by which the Banking Entity BANCO DE LA PRODUCCION SOCIEDAD ANONIMA, grants a credit to the corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, up the amount of ONE MILLION DOLLARS (US$1,000,000.00) Currency of legal course in the United States of America.

Managua, August thirteenth two thousand three.

RECEIVED ACCORDANT	DELIVER ACCORDANT

MUNGUIA VIDAURRE CHAVEZ

LAWYERS AND NOTARIES

Lawyer Juan Alvaro Munguia Alvarez	Members of CLUB

Lawyer Noel Vidaurre Arguello	OF LAWYERS

Lawyer Luis Chavez Escoto	GLOBALAW

PROTOCOL NUMBER XXVI

NOTARY: LAWYER LUIS CHAVEZ ESCOTO

DEED NUMBER 22

COPY NUMBER 01

OBJECT: CREDIT CONTRACT GUARANTEE WITH MORTGAGE AND BOND

GRANTED BY BANCO DE LA PRODUCCION, S. A.

ARTURO ARANA UBIETA

ON FAVOR OF INMOBILIARIA PSMT NICARAGUA, S.A.

LAWYER JUAN ALVARO MUNGUIA ALVAREZ

MANAGUA JULY 25th 2003

TESTIMONY

PUBLIC DEED NUMBER TWENTY TWO (22).- CONTRACT OF CREDIT WARANTEED WITH MORTGAGE AND BOND. In the city of Managua, at nine hours on July twenty four two thousand three. Before me, LUIS CHAVEZ ESCOTO, of full age, married, Lawyer and Notary Public from the Republic of Nicaragua. Dully authorized to act by the Honorable Supreme Court of Justice in the quinquennium which expires on August sixteenth two thousand six, here present appear Mr. Licentiate ARTURO ARANA UBIETA, Economist, Banker, whom I attest to know personally nevertheless according to the law I identified him by means of his Personal Identity Card issued by the Supreme Electoral Council from the Republic of Nicaragua number zero zero one dash zero eight one zero four six dash zero zero one two N (001-081046-0012N) valid until April tenth two thousand seven; and Lawyer Juan Alvaro Munguía Alvarez, Lawyer and Notary whom I attest to know personally nevertheless according to the law I identified him by means of his Personal Identity Card number two eight one dash zero two zero six four two dash zero zero zero eight L (281-020642-0008L) valid until February fifteenth two thousand nine, both of full age, married and from this dwelling, who in my judgment have the necessary legal capacity to compromise and contract, in particular to grant this public document. Licentiate ARTURO ARANA UBIETA, appears on the name and representation and in his capacity of General Manager and as satisfactory agent of the Banking Institution denominated BANCO DE LA PRODUCCION (BANPRO) from this dwelling, ruled by the General Law of Banks and other Institutions, founded in Public Deed number eight authorized in this city of Managua at five o’clock in the afternoon on September sixth nineteen ninety one, by Notary Lawyer JUAN ALVARO MUNGUIA ALVAREZ, Testimony of which the undersigned Notary attests to have had at sight and which is dully registered under number thirteen thousand seven hundred seventy six B-2 (13,776-B2) page two hundred forty four to page two hundred sixty three of Volume six hundred eight three B-two (683B-2) of the Second Book of the Public Mercantile Registry and under number twenty seven thousand one hundred three (27.103) pages from one hundred six to one hundred seven from Volume eighteen of the Book of Persons both from the Public Registry of Managua; which Statutes were approved by the General Special Stockholder’s Meeting celebrated in this city at five hours in the afternoon on September ninth nineteen ninety one, which was Recorded Officially in Deed number nine authorized in this city of Managua by Notary Lawyer Juan Alvaro Munguía Alvarez at nine hours in the morning on September sixteenth nineteen ninety one, testimony of which the undersigned Notary attests to have had sight and which is dully registered with number thirteen thousand seven hundred sixty seven B-two (13,767 B2), pages two hundred sixty four to two hundred seventy three, volume six hundred eighty three B-two (683 B2) from Book Second from the Public Mercantile Registry of Managua. The appearing Mr. ARTURO ARANA UBIETA, proves his representation with the attested of power of attorney which he presents to me and I the notary attest to have had it at sight and which is authorized with Public Deed number one hundred, in this city of Managua at eleven hours in the morning on August twenty third nineteen ninety three by Notary

Luis Chavez Escoto, which is dully registered under number sixteen thousand one hundred twenty, pages from ninety six to one hundred, Volume two hundred six from the Third Book of Powers of Attorneys from the Public Mercantile Registry of Managua, attesting the Undersigned Notary that such documentation, confers the appearing Licentiate ARTURO ARANA UBIETA, ample and sufficient faculties to grant the present public instrument. The appearing Doctor JUAN ALVARO MUNGUIA ALVAREZ, appears in representation of the corporation denominated INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, corporation which is founded and organized according to the Laws from the Republic of Nicaragua, with dwelling in the city of Managua, as it is evident in Public Deed of Social Funding number seventy nine (79), which contains as well the Corporation’s Statutes, authorized in the city of Managua at eleven hours in the morning on September ninth two thousand two, before the services of Notary LUIS GONZAGA CARRION BRIONES, testimony of which the undersigned Notary attest to have had at sight and which is dully registered under number twenty four thousand eighty one dash B five (24,081-B5); pages thirty to thirty eight (30-38); Volume one hundred forty nine (149) from the Book of Persons, both from the Public Mercantile Registry of the Department of Managua. The appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ proves his representation for having been appointed and authorized in particular to grant this proceedings according to the enabling documents which he presents to me in original and of which I the undersigned notary attest to have had at sight, which are issued in legal form, which I will relate and will record officially the ones that to my judgment are necessary to confer the Appearing Lawyer JUAN ALVARO

MUNGUIA ALVAREZ ample faculties to execute this proceedings and which are the following: ONE) Founding deed and statutes of the corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, previously related; TWO) Certification issued by Lawyer LUIS CHAVEZ ESCOTO which I integrally and literally INSERT as follows: CERTIFICATION: LUIS CHAVEZ ESCOTO, of full age, married, Lawyer, and Notary Public and from this dwelling, authorized to exercise by the Honorable Supreme Court of Justice from the Republic of Nicaragua during a quinquennium which ends on August sixteenth two thousand three, by this means I CERTIFY: That the Record’s Book that dully legalized keeps the Corporation INMOBILIARIA PSMT NICARAGA, SOCIEDAD ANOMIMA from page nine to page eleven of the same there is the Record that integrally and literally reads: “RECORD NUMBER SIX(06): SPECIAL GENERAL STOCKHOLDER’S MEETING.- In the city of Managua, Republic of Nicaragua at nine hours in the morning on July sixteenth two thousand three; gather at the offices Munguia, Vidaurre, Chavez, with the purpose to celebrate Special Stockholder’s Meeting of INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANOMIMA, appears Mrs. OLINDA RAMIREZ BLANCO, of full age, married, Lawyer and Notary Public and from this dwelling, who acts in representation of the corporation PSMT NICARAGUA BVI INC, owner and proprietor of ten thousand (10.000.00) registered shares, completely subscribed and paid of the corporation INMOBILIARIA PSMT NICARAGUA, S.A. and therefore, owner of one hundred percent of the corporation’s capital stock which is formed by the amount of ten thousand Cordabas (C$10,000.00) represented by TEN THOUSAND (10,000.00) STOCKS of registered condition with a par value of ONE

CORDOBA (C$1.00) each one of the stocks, with the purpose to celebrate Special Stockholder’s Meeting of this corporation, without the need of a previous summon, neither the corresponding publication, but with full knowledge of the matters to be dealt about, since it is certified that the appearing represent the total amount of the corporation’s stocks and therefore one hundred percent of the stock capital of the same, and for this, there is the necessary quorum to celebrate the Meeting. Finding the Proxy issued by Mr. William Nylon in his authority of President of the Corporation PSMT NICARAGUA (BVI) INC on favor of Licentiate Olinda Ramirez Blanco in due form and legality, which is in this act filed a the Corporation’s Secretariat. Once verified the existence of the quorum of the law and having legally organized the Meeting, all according to Clause Sixth from the Deed of Social Founding was preceded in the following manner: FIRST: AUTHORIZATION TO SUBSCRIBE A LOAN CONTRACT WITH BANCO DE LA PRODUCCION SOCIEDAD ANONIMA. For the business and development of the operations of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, in Nicaragua, it is necessary to authorize the subscription of a Loan Contract with Banco de la Produccion Sociedad Anonima up to the amount of ONE MILLION DOLLARS (US$1,000,000.00) payable at a short term, which is, ninety days from the date of the disbursement, which can be renewed or extended for ninety (90) additional days at the customer’s request with an interest rate of 9.00% yearly for the first ninety days and in case the loan is extended for ninety (90) additional days at the debtor’s request the interest rate will go up to 12% yearly. The commission for the disbursement will be 0.25% annually and will be granted in warranty for the payment of the loan, first grade mortgage over the land and its present or future improvements, where is built the first store of PriceSmart in Nicaragua located at Plaza El Retiro, S.A. in the city of Managua, real estate which is registered under number one hundred sixty two thousand one hundred thirty five (162,135); Volume two thousand two hundred eighty one (2,281); Folio two hundred seventy one, two hundred seventy two and two hundred seventy three(271, 272, 273); First Entry of the Inscription’s Column, Section of Real Rights from the Real Estate’s Book from the Public Registry of the city of Managua, which belongs to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA. Once the matter was discussed by unanimity of votes was authorized the subscription of the loan contract related in the present issue. SECOND: DESIGNATION TO SUBSCRIBE THE LOAN CONTRACT: Having been approved the subscription of the loan contract related in the previous issue of this proceedings, was designated Lawyer JUAN ALVARO MUNGUIA ALVAREZ, Attorney of the Corporation, who is of full age, married, Lawyer and Public Notary and from this dwelling, so in the name of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, appears before any Public Notary to subscribe the loan contract with Banco de la Produccion Sociedad Anonima, with the end to formalize the loan that was related in the first issue of the present Record of the Special General Stockholder’s Meeting and subsequently Lawyer Juan Alvaro Munguia Alvarez can grant on the name of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA on favor of Banco de la Produccion Sociedad Anonima, second grade mortgage over the real estate which is registered under number one hundred sixty two thousand one hundred thirty five (162,135); Volume two thousand two hundred eighty one (2,281), Folio two hundred seventy one, two hundred seventy two and two hundred seventy three (271, 272, 273); First Entry of the Inscription’s Column, Section of Real Rights from the Real Estate’s Book from the Public Registry of the city of Managua, in warranty of the loan that will be received; and consequently Lawyer Juan Alvaro Munguía Alvarez can subscribe such loan contract in the form, conditions and stipulations that he deems convenient jointly with Banco de la Produccion Sociedad Anonima, for this type of loan contract, without any limitation, as well as any other type of document related and necessary to formalize the loan that will be subscribe with Financiera (Financial Institution) BANCO DE LA PRODUCCION SOCIEDAD ANONIMA, serving the certification that is released from the present record of sufficient habilitating document so Lawyer Juan Alvaro Munguia Alvarez can appear before a Public Notary to subscribe the corresponding loan contract, without any limitation. The Secretary is authorized by the Board of Directors or a Notary Public in the exercise of his duties to release a certification of the present Record. It is certified that all the resolutions were taken by unanimity of votes. Not having any other matter to discuss, the President adjourned the Meeting and it was read the preset Record to all the appearing they found it accordant in all and each one of its parts, we approved, ratified in definite form we all signed. (Signature) Olinda Ramirez B- It is accordant with its original with which it was dully confronted and at the request of Lawyer Juan Alvaro Munguia Alvarez, who is specially authorized to grant this contract, I issue and sign the present certification in the city of Managua, at two hours in the afternoon on July seventeen two thousand three. LUIS CHAVEZ ESCOTO NOTARY PUBLIC.- There is a seal which literally reads Luis Chavez Escoto Lawyer and Notary Public, Republic of Nicaragua, Central America. The undersigned Notary attested that such documentation confers the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ, sufficient and ample faculties to grant these proceedings. Likewise the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ, appears in representation of the Corporation named PRICESMART NICARAGUA, SOCIEDAD ANONIMA, corporation that is founded and organized according to the law from the Republic of Nicaragua, with dwelling in he city of Managua, as it is evident in Public Deed number eighty (80) of Social Founding that also contains the Corporation’s Statutes, authorized in the city of Managua at eleven hours and twenty minutes in the morning on September ninth two thousand two, before the services of Notary LUIS GONZAGA CARRION BRIONES, testimony of which the undersigned Notary attests to have had at sight and which is dully registered under number twenty four thousand eighty two dash B five (24,082-B5); pages thirty nine to forty seven (39-47); Volume eight hundred forty nine dash B5 (849-B5); from the Second Book of Corporations (2nd) and under number thirty three thousand four hundred one (33,401); Pages one hundred seventy four to one hundred seventy five (174-175); Volume one hundred forty nine (149) from the Book of Persons, both from the Business Public Registry from the Department of Managua. The appearing Lawyer JUAN ALVARO MUNGUIA ALAVAREZ proves his representation for having been appointed and given faculties especially to grant these proceedings according to the enabling documents which he presents to me in original, that I the undersigned Notary attest to have had at sight, which are issued in legal form and which I will relate and record officially the necessary ones that to my judgment confer the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ, ample faculties to formalize this proceedings and which are the following: ONE) Founding deed and statutes from the Corporation PSMT NICARAGUA, SOCIEDAD ANONIMA, previously related; TWO) Certification issued by Lawyer CARLOS ZUÑIGA NUÑEZ which integrally and literally I insert as follows: CERTIFICATION: LUIS CHAVEZ ESCOTO, of full age, married, Lawyer and Public Notary and from this dwelling authorized to exercise his profession by the Honorable Supreme Court of Justice from the Republic of Nicaragua during a quinquennium which ends on August sixteenth two thousand six, by this means I CERTIFY: That in the Record’s Book that dully legalized keeps the Corporations PSMT NICARAGUA, SOCIEDAD ANONIMA, from pages seven to nine of the same, there is the Record that integrally and literally reads: “RECORD NUMBER FIVE (05): GENERAL SPECIAL STOCKHOLDER’S MEETING.- In the city of Managua, Republic of Nicaragua, at nine hours in the morning on July eighteenth two thousand three, gathered in the offices of Munguia, Vidaurre, Chavez with the purpose to celebrate General Special Stockholder’s Meeting of PSMT NICARAGUA, SOCIEDAD ANONIMA, appears Mrs. OLINDA RAMIREZ BLANCO, of full age, married, Lawyer and Notary and from this dwelling who acts in representation of the Corporations PSMT NICARAGUA, BVI, INC., owner and proprietor of one hundred percent of the capital stock of such corporation which is formed by the amount of ten thousand cordobas (C$10,000.00) represented by TEN THOUSAND (10,000.00) STOCKS of registered condition with a par value of ONE CORDOBA (C$1,00) each one of them, with the objective to celebrate

General Special Stockholders Meting of this corporation, without the need of a previous summon neither the corresponding publication, but with full knowledge of the matters that will be dealt about, since it is certified that the appearing represent the total amount of the corporation’s stocks, and therefore one hundred percent of the stock capital of the same, and for this, existing the necessary quorum to celebrate the Meeting. Having found the proxy issued by Mr. William Nylon in his authority of President from the Corporation PSMT NICARAGUA (BVI) INC, on favor of Licentiate Olinda Ramirez Blanco in due form and legality, which is file in this act at the Corporation’s Secretariat. Once verified the existence of the quorum of law and having legally organized the Meeting, all according to Clause Sixth from the Deed of Social Founding was proceeded in the following manner: FIRST: AUTHORIZATION TO SUBSCRIBE A LOAN CONTRACT WITH BANCO DE LA PRODUCCION SOCIEDAD ANONIMA. That having obtained the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, a loan up to the amount of ONE MILLION DOLLARS (US$1,000.000.00) currency of legal course from the United States of America, on behalf of BANCO DE LA PRODUCCION SOCIEDAD ANONIMA. Payable at a short term, which is, ninety days from the date of the disbursement, renewable and extendable for ninety (90) additional days at an interest rate of nine percent (9.00%) annually, establishing a commission of zero point twenty five percent (0.25%) for disbursement, granting second grade mortgage warranty over a piece of land and its present and future improvements where its built the first store of PriceSmart in Nicaragua located at Plaza El Retiro S.A. in the city of Managua, real estate which is registered under number one hundred sixty two thousand one hundred thirty five (162,135); Volume two thousand two hundred eighty one (2,281); Folio two hundred seventy one, two hundred seventy two and two hundred seventy three (271, 272, 273); First Entry of the Inscription’s Column, Section of Real Rights from the Real Estate’s Book from the Public Registry of the city of Managua, which belongs to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, it is authorized to grant joint and several bond of the Corporation PSMT NICARAGUA, SOCIEDAD ANONIMA, represented by this Attorney Mr. Lawyer JUAN ALVARO MUNGUIA ALVAREZ. Once the issue was discussed by unanimity of votes was authorized the subscription of the loan contract related in the present issue. SECOND: DESIGNATION TO SUBSCRIBE THE LOAN CONTRACT: In the exercise of the present power of attorney Mrs. OLINDA RAMIREZ BLANCO, authorizes to proceed to grant on favor of BANCO DE LA PRODUCCION SOCIEDAD ANONIMA the respective JOINT AND SEVERAL BOND, to guarantee the loan up to the amount of ONE MILLION DOLLARS (USA$1,000.000.00) currency of legal course from the United States of America granted by BANCO DE LA PRODUCCION SOCIEDAD ANONIMA to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, likewise by unanimity of votes the Corporation’s Attorney Lawyer JUAN ALVARO MUNGUIA ALVAREZ is authorized to appear before a Notary Public to grant on the name of the Corporation the joint and several bond of the Corporation to guarantee the loan that up to the amount of ONE MILLION DOLLARS (USA$1,000,000.00) currency of legal course from the United States of America the Institution BANCO DE LA PRODUCCION S.A. grants to the corporation INMOBILIARIA PSMT, NICARAGUA, SOCIEDAD ANONIMA. It is explicitly authorized that the Attorney of the Corporation Mr. Lawyer JUAN ALVARO MUNGUIA ALVAREZ, so in the name of the Corporation PSMT NICARAGUA SOCIEDAD ANONIMA, appears before a Notary Public to the subscribe the related credit contract granting the collateral, mortgage and fiduciaries securities in the terms, conditions, clauses and stipulations that BANCO DE LA PRODUCCION            , S.A. considers necessary and pertinent for this type of contract, with the most ample faculties without any limitation, serving the certification that is released from the present proceedings of sufficient enabling document to subscribe the referred credit contract. It is certified that all the resolutions were taken by unanimity of votes. Not having any other mater to discuss, the President adjourned the meeting and it was read the present Record which was found accordant, ratifies, approves and signs. (SIGNATURE) OLINDA RAMIREZ B.- It is accordant with its original with which was dully confronted and as requested by Lawyer JUAN ALVARO MUNGUIA ALVAREZ, I issue and sign the present certification, in two useful folios of legal paper, in the city of Managua, at three o’clock in the afternoon on July eighteenth two thousand three.- LUIS CHAVEZ ESCOTO, NOTARY PUBLIC.- There is a seal which reads Luis Chavez Escoto Lawyer and Notary Public, Republic of Nicaragua, Central America. Attesting the undersigned Notary that such documentation confers the appearing Lawyer Juan Alvaro Munguia Alvarez sufficient and ample faculties to grant this proceedings. The appearing Licentiate ARTURO ARANA UBIETA in the name and presentation of BANCO DE LA PRODUCCION SOCIEDAD ANONIMA (BANPRO) who hereafter in this deed will be named simply THE BANK in one hand, and Lawyer JUAN ALVARO MUNGUIA ALVAREZ, in representation of the Corporation INMOBILIARIA PSMT

NICARAGUA, SOCIEDAD ANONIMA who hereafter will be called simply THE DEBTOR CORPORATION or THE DEBTOR and jointly express: that they have convened to celebrate and to the effect celebrate the contract ruled by the following clauses: FIRST. OPENING OF THE CREDIT.- THE BANK, grants a loan on mutual to the DEBTOR corporation up to the amount of ONE MILLION DOLLARS (US$1,000,000.00) currency of legal course in the United States of America, which the Debtor Corporation confessed in this act to have received in cash and at its total satisfaction recognizing itself as the Bank’s Debtor for such amount. A bridge-loan destined solely and exclusively as a short term financing. SECOND.- WITHDRAWING OF FUNDS a) At the Bank’s criteria and outlook and subjected to the availability of same, the funds of the loan will be delivered by the Bank to the DEBTOR in one single disbursement and by means of the subscription of the respective redeemed promissory note issued on favor of the Bank which maturity will be according to the ones of this loan and it will be considered a causal and it will be charged to the account of the present contract. Such Loan is granted with the Bank’s own funds. This contract is subscribed in Dollars of the United States of America for the capital, plus interests and expenses in compliance with Article forty seven subsection (1) from the General Law of Banks, Financing Institutions or non Banking and Financial Groups dated September twenty eight nineteen ninety nine, published at La Gaceta, Official Newspaper number one hundred ninety eight, one hundred ninety nine and two hundred dated October eighteenth, nineteenth, and twentieth nineteen ninety nine, which terms are well known by both parties and are totally incorporated to the present public instrument, forming part of the same.

THIRD.- MATURITY AND INTEREST.- The DEBTOR is obligated to pay the loan to the Bank at its offices of this last one located in the city of Managua, Plaza Libertad, or where the Bank’s representatives indicate, in a Ninety (90) day term counted from the date of the disbursement and of the subscription of the respective promissory note, renewable and extendable by ninety (90) additional days at the customer’s request. The interest rate that the DEBTOR CORPORATION will recognize and pay will be nine per cent (9%) annually over balances, for the first ninety days and such interest will be accrued from the date of the disbursement and will be paid at the maturity together with the capital until the complete and correct cancellation of the debt’s capital and interests. And in case the customer requests to extend the credit for ninety (90) additional days, the interest rate to be applied will be negotiated between both parties by common agreement at the moment of the Extension, and such interests will be accrued from the date of the extension in its case, and will be paid at the maturity together with the capital until the exact and complete cancellation of the debt’s capital, interests and appendants. Likewise, the DEBTOR will recognize and pay to the BANK a disbursement commission of zero point twenty five per cent (0.25%) which will be paid in advanced and at the moment the disbursement is made, in case the contract is extended at the Debtor Corporation’s request as it was established before, there will be no commission charged. FOURTH. DELAY- In case of delay which will be produced by THE DEBTOR’S simple delay, it will recognize and pay to the Bank until its actual payment an interest rate of twenty five (25%) of the annual current interest rate in force at the moment of the delay, which will be additional to the normal interests. The interests, the normal ones as well as the interest for delayed payments will be capitalized each year without the need of practicing liquidation. FIFTH.- OTHER STIPULATIONS. In case the DEBTOR does not complies with its obligations on favor of the Bank; more specifically for the simple maturity of one installment not paid at the established dates or for the corresponding interests; or if the loan’s funds are not used for the purposes that were destined; if during the term of the loan matures any direct debt in charge of the DEBTOR and on favor of the Bank and this were not paid; if any person initiates or brings suit against the DEBTOR, if the warranties that are constituted farther on for the security of this loan disappeared, decreased or deteriorated for any reason, although non imputable to the DEBTOR, if the properties that will be encumbered father on, were sold, alienated, leased, or burdened or are available in any of them in any form, if these were kidnapped or seized for any cause or the Debtor’s full dominion over the same is disputed in trial; for any of these facts without prejudice of the other rights that belong to it and at the Bank’s will, the present contract will be resolved as a matter of law without the need of any requirement or intimidation either Judicial or Extrajudicial and the Bank will have the right in such case to give as matured the term of this loan and demand to the DEBTOR the immediate payment of all the debt, in all cases the Bank can claim the damages and prejudices and all the judicial and extrajudicial fees deferred to the estimated promise of same. SIXTH . This contract for expressed will of the grantors is subjected to the General Law of Banks and Financial Institutions and Non-Banking Financial Institutions and Financial Groups from September twenty eight nineteen ninety nine, published in the Official Newspaper number one hundred ninety eight, one hundred ninety nine and two hundred dated eighteenth, nineteenth and twenty of October nineteen ninety nine which concepts are well known by the present grantors and are incorporated in the present instrument. SEVENTH. The DEBTOR Corporation compromises to pay preferentially all the expenses and fees caused by the present contract and the ones that the Bank would have paid on behalf of the Debtor, as well as the cancellation and inscription in the competent Registries and the costs produced for any execution due to Debtor’s incompliance EIGHT The DEBTOR is obligated in reciprocity to the financial aid that the Bank gives in this Act and during the effective term of the present contract, to provide the Bank self-assurance businesses consisting on the management of deposits in checking or term accounts or in other businesses of its ownership, and to manage in the Bank an account with significant movements of the Company’s Incomes and Expenditures. Likewise the DEBTOR from now explicitly authorizes the Bank to debit its Checking Account or any other account or certificates that manages in the BANK, all the payments of the debts that have to make from this contract in its subsequent opportunities. NINTH.- WAIVERS. The DEBTOR for the effect of the compliance of its obligations convened in this contract, makes in benefit of the BANK the following waivers: a) to its dwelling, submitting explicitly to the Jurisdiction of the Judges of this city or to the ones that the Bank can elect by means of his representatives; b) to all exception arising from an act of God or force majeure which risks assumes as either unexpected or unforeseen: c) to the right of being intimidated or required Judicially or Extrajudicial for incurring in delay since this will operate by the Debtor’s simple delay in the compliance of its obligation, more specifically by the simple maturity of the loan at the established date; d) to the deposit and administration of the properties that will be mortgaged father on in warranty of this contract or of any other properties that the BANK seizes which are trusted to the person that the BANK indicates and who will exercise the duty on behalf and risk of the Debtor, e) to ask reduction of the mortgage in order to make payments to the credit; f) to the benefit that the DEBTOR could have, so in the case of execution, the Bank can pursue first the properties that will be Mortgaged, in warranty of this contract, since the DEBTOR and the Bank have explicitly convened that for the lack of compliance of the DEBTOR’S obligations, the Bank can pursue before, simultaneously or after the encumbered properties, any other properties that belong to the DEBTOR to obtain the payment of the Loan, preserving the Bank always all the rights, actions and privileges that are granted by the present contract and its warranties; g) to the right to invoke extension as to the term stipulated by the fact of continue receiving interest the BANK, after the maturity of the present contract, since that act will be considered as grace and not as extension, h) to the right to discuss in the ordinary way the rights that might assist for the cause of an Execution or to the right to appeal of record of auction in case of competitive bidding of a third party; i) to the notification of any transference of this credit if there were any, considering perfectioning the transference from the same moment of the granting; j) to the right to request previous liquidation so this credit can be executed; k) to the right to point out the Notaries that must authorize any instrument that the DEBTOR or the Bank must grant in relation to this contract, which will be an exclusive right of the Bank; l) To the benefits of any law dictated or to be dictated, tending to grant extensions or waiting periods or reduce the type of interest or permit the payment in installments, forms or conditions that are not stipulated in the present public instrument. TENTH. The DEBTOR agrees: a) that for the execution effects resigns to the procedures of the current executive trial and at the criteria and disposition of the Bank it is submitted from now to the procedures of the singular executive trial established in article one thousand eight hundred twenty nine and following of our Code of Civil Procedures with the privileges that the General Law of Banks and other institutions grant to the Bank; b) Likewise for the effects of execution the real estates that will be mortgaged father on for the security of this loan are assessed in the amount of ONE MILLION DOLLARS (US$1,000,000.00) Currency of Legal Course from the United States of America or the balance that exists if it is lower and that the BANK might claim at the moment of the Execution, all for its public sale in public auction, being able to make the reappraisement of the Law; c) That the bank practices the liquidation of the credit’s balance, accepting from now that the Bank decides in accounting. ELEVENTH.- WARRANTY .- The appearing lawyer JUAN ALVARO MUNGUIA ALVAREZ continues manifesting in his capacity of representative, of the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA for having been appointed and authorized specially to grant this proceedings and declares: That in order to warranty to THE CREDITOR ENTITY BANCO DE LA PRODUCCION SOCIEDAD ANONIMA, the faithful compliance of the obligations contracted by its represented the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA and in particular the payment of the loan here regulated, the interests, judicial and extrajudicial expenses and fees and other accessories and with special instructions of his constituent the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, CONSTITUTES on favor of the CREDITOR ENTITY BANCO DE LA PRODUCCION, SOCIEDAD ANOMIMA, SECOND MORTGAGE over a piece of land, and its present and future improvements, located in the City of Managua at La Plaza El Retiro, with an area of TWENTY THREE THOUSAND ZERO SEVENTY ONE POINT SIX THOUSAND EIGHT HUNDRED EIGHT SQUARE METERES (23.071.6808 Mts2(SQUARE METERS) equivalent to THIRTY TWO THOUSAND SEVEN HUNDRED TWENTY FIVE POINT TWO THOUSAND ONE HUNDRED EIGHTY ONE SQUARE VARAS (32.725.2181V2). That on this piece of land there is a construction of a building which is the first store of PriceSmart Nicaragua located at la Plaza El Retiro being such building included inside the following special boundaries. NORTH Barrio Bolonia de por medio Boulevard pista Benjamin Zeledon and remaining area of the same property. SOUTH. The rest of the property dismembered. EAST Barrio Jonathan Gonzalez street in the middle and WEST rest of the property dismembered. That the title of possession of his represented over the previous real estate is evident in Public Deed Twenty nine (29), authorized in the city of Managua, at one thirty in the afternoon on September twenty fifth year two thousand two, before the Notarial services of Juan Alvaro Munguía Alvarez, testimony of which the undersigned Notary attests to have had at sight and which is dully registered with number one hundred sixty two thousand one hundred thirty five (162,135); Volume two thousand two hundred eighty one (2,281); Folios two hundred seventy one, two hundred seventy two and two hundred seventy three

(271,272,273); First Entry (1st) of the Inscription’s Column, Section of Real Rights, Book of Real Estates from the Public Registry from the Real Estate Ownership from the Department of Managua. That the mortgage constituted over the previous real estate is inclusive and extensive to the improvements that at the present time exist in the pledged property, as well as the supervening and the products of same, from now until the complete and exact cancellation of the loan’s capital and appendants. Second grade mortgage that once the first grade mortgage is cancelled on favor of Banco de la Produccion Sociedad Anonima by the Debtor corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONOMA, it will automatically be First Grade Mortgage. TWELVE-INSURANCE.- The DEBTOR compromises to insured against all risks the real estate granted as warranty up to an amount equivalent to one hundred twenty percent (120%) of the loan’s value, taking such insurance immediately after the subscription of this contract, appointing the Bank in such insurance and irrevocably as the beneficiary of the respective insurance policies, giving to the Bank the same insurance policies to have greater security of the Bank’s rights, and from now the DEBTOR, independently from the endorsement that it makes to such insurance policies establishing the BANK as beneficiary, transfers any and all the rights over the same on favor of the Bank so in the case of an eventual sinister. That in case the DEBTOR does not contract the insurance foreseen inside this clause within the established term or does not keep effective such insurance during the effective period of the present contract, the BANK can contract such insurance or its renewals in its case, on the DEBOTOR’S account. That also incompliance of this obligation by the DEBTOR, it will give the Bank the right, if thus is decided, to give for ended and matured the term of the loan and demand the immediate payment of all the debt, without the need of a previous requirement; THIRTEENTH.- FIDUCIARY WARRANTY.- Speaks the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ of personal circumstances already consigned in the introduction of this deed for being specially authorized and delegated by the Corporation PSMT NICARAGUA, SOCIEDAD ANONIMA and expresses: That with the purpose to guarantee even more to BANCO DE LA PRODUCCION SOCIEADAD ANONIMA the faithful compliance of the obligations contracted in this contract by the CREDITOR CORPORATION INMOBILIARIAS PSMT NICARAGUA SOCIEDAD ANONIMA it is constituted COSURETY AND CODEBTOR IN SOLID AND MAIN PAYER on favor of BANCO DE LA PRODUCCION SOCIEDAD ANONIMA of all and each one of the obligations contained and contracted in the present contract, by the DEBTOR CORPORATION INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, since it is making such obligations as these were his own and likewise makes his all and each one of the waivers and stipulations made by the DEBTOR CORPORATION in the present contract, accepting the extensions and novation that will operate in the same, also in the same manner will respond to BANCO DE LA PRODUCCION SOCIEDAD ANONIMA for Any balance that can result against the DEBTOR for whichever maybe its motive. FOURTEENTH.- ACCEPTANCE.- Both of the appearing persons in the authority they act express jointly that they accept this contract in the related terms and conditions, especially Mr. ARTURO ARANA UBIETA expresses that he accepts all the declarations made on favor of his represented BANCO DE LA PRODUCCCION SOCIEDAD ANONIMA

(BANPRO), in particular the constituted mortgage security and the appraisal given to the mortgaged warranty. As so expressed the appearing to whom I the Notary instructed them about the legal object, value and transcendence of this Proceedings, of the value of its general clauses which assures its validity and the one of the special ones that are contained herein, which encloses implicit stipulations and the explicit ones, waivers in concrete made and the need to register the corresponding testimony and the inscription at the competent Public Registry. I attest of having had at sight the registry certification issued by the Public Registrar of Real Estates from the Ownership at the Department of Managua, where it is evident that the real estate registered with number one hundred sixty two thousand one hundred fifty three (162,153) pertaining to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA that it is mortgaged by the present deed, it is pledged with first grade mortgage on favor of BANPRO for the amount of Three Million Dollars. It was read to the grantors integrally all that has been written who founded accordant, they ratified, approved and signed it before me the notary who attests all the related.- AMENDS – mortgaged with.- – VALID.- BETWEEN LINES- 1st grade mortgage on favor of BANPRO for the amount of Three Million Dollars.- Valid (S) A. Arana V. J.A. Munguia A, BEFORE ME LUIS CHAVEZ ESCOTO – Notary

It was before me from the front of folio one hundred forty two to the front of folio one hundred forty nine of my official record protocol number TWENTY SIX that I keep in the course of the present year and as requested by the banking entity BANCO DE LA

PRODUCCION, SOCIEDAD ANONIMA represented by Licentiate Arturo Arana Ubieta, I release this first testimony in seven useful pages of legal paper which I sign, rubricate and seal in the city of Managua at four hours in the afternoon on July twenty five year two thousand three.